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                                                                 EXHIBIT (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statement listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT:

               Registrant Name             File Nos.
               --------------------------  ----------------------
               SEPARATE ACCOUNT USL VL-R   333-137941 / 811-09359


MERTON BERNARD AIDINOFF                     Director             April 27, 2007
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                          Director             April 27, 2007
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE                   Director and President      April 27, 2007
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JOHN QUINLAN DOYLE

-------------------------------             Director             ________, 2007
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                           Director             April 27, 2007
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DAVID NEIL FIELDS

KENNETH VINCENT HARKINS                     Director             April 27, 2007
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KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                       Director             April 27, 2007
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DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                         Director             April 27, 2007
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ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                 Director and Chairman       April 27, 2007
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KRISTIAN PHILIP MOOR

WIN JAY NEUGER                              Director             April 27, 2007
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WIN JAY NEUGER

ROBERT S. SCHIMEK                    Director, Senior Vice       April 27, 2007
-------------------------------     President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                         Director             April 27, 2007
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NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                      Director             April 27, 2007
-------------------------------
NICHOLAS CHARLES WALSH